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                                                                   Exhibit 10.27

                                LOCK-UP AGREEMENT

                  This LOCK-UP AGREEMENT (this "Agreement") is entered into as of April 10, 2002, by and among Quality Distribution, Inc., a Florida corporation (the "Company"), and ARES Leveraged Investment Fund, L.P. and ARES Leveraged Investment Fund II, L.P. (collectively, the "Ares Entities").

                  WHEREAS, the Company has issued $100,000,000 aggregate principal amount of its 10% Series B Senior Subordinated Notes due 2006 (the "Fixed Rate Notes") and $40,000,000 aggregate principal amount of its Series B Floating Interest Rate Subordinated Term Securities due 2006 (FIRSTSSM) (the "FIRSTS", and together with the Fixed Rate Notes, the "Old Notes"); and

                  WHEREAS, the Ares Entities own an aggregate of $22,500,000 principal amount of the Old Notes (the "Ares Old Notes"), and such principal amount remains outstanding as of the date hereof; and

                  WHEREAS, pursuant to the terms of an Offering Memorandum and Consent Solicitation Statement, dated as of the date hereof, and incorporated herein by reference (as such document may be amended and/or supplemented from time to time, the "Offering Memorandum"; references herein to the Offering Memorandum or to information included therein include all material incorporated therein by reference), the Company is offering all holders of Old Notes (other than the Ares Entities, Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo (U.K.) Partners III, L.P. (collectively, the "Apollo Entities") and certain members of management of the Company (the "Management Group")) the opportunity to exchange pursuant to the terms set forth in the Offering Memorandum (the "Debt/Equity Exchange"), Old Notes for debt and equity securities (the "Debt/Equity Securities") consisting of (a) 12.5% Senior Subordinated Secured Notes due 2008 (the "New Notes"), which will be issued by Quality Distribution, LLC, a wholly owned subsidiary of the Company ("QDI LLC") to be formed on or prior to the Closing Date, (b) 12% Junior Subordinated PIK Notes due 2009 (the "Junior PIK Notes"), which will be issued by the Company and
(c) Warrants (the "Warrants"), each to purchase one share of the Company's Common Stock, $0.01 par value per share (the "Common Stock"); and

                  WHEREAS, simultaneous with the consummation of the Debt/Equity Exchange and upon the satisfaction of certain conditions set forth herein, the Company has agreed to issue to the Ares Entities, and the Ares Entities have agreed to acquire from the Company, Debt/Equity Securities in exchange (the "Ares Debt/Equity Exchange") for all of the Ares Old Notes, all as more fully set forth herein; and

                  WHEREAS, simultaneous with the consummation of the Debt/Equity Exchange and upon the satisfaction of certain conditions set forth in that certain Lock-Up and Purchase Agreement, dated as of the date hereof, among the Company and the Apollo Entities (the "Apollo Lock-Up Agreement"), the Company has agreed to issue to the Apollo Entities, and the Apollo Entities have agreed to acquire from the Company, Debt/Equity Securities in exchange (the "Apollo Debt/Equity Exchange") for all of the Old Notes owned by the Apollo Entities, all as more fully set forth therein; and


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                  WHEREAS, upon the satisfaction of certain conditions set forth in the Apollo Lock-Up Agreement, in lieu of consummating the Apollo Debt/Equity Exchange and simultaneous with the consummation of the Debt/Equity Exchange, the Apollo Entities have agreed to acquire from the Company, and the Company has agreed to issue to the Apollo Entities, shares of the Company's 13.75% Preferred Stock, par value $0.01 per share (the "13.75% Preferred Stock"), in exchange
(the "Apollo Junior Exchange") for all of the Apollo Old Notes, all as more fully set forth therein; and

                  WHEREAS, if the Apollo Junior Exchange is to be consummated and certain conditions set forth in the Apollo Lock-Up Agreement are satisfied, the Apollo Entities have agreed to purchase from the Company, and the Company has agreed to sell to the Apollo Entities (the "Apollo Equity Investment", and together with the Apollo Junior Exchange, the "Apollo Junior Transactions"), additional shares of 13.75% Preferred Stock, all as more fully set forth therein; and

                  WHEREAS, if the Debt/Equity Exchange is not consummated because certain conditions thereto are not satisfied, in lieu of the Ares Debt/Equity Exchange, the Company has agreed to issue to the Ares Entities, and the Ares Entities have agreed to acquire from the Company, the Company's 10% Senior Secured Notes due 2008 (the "Ares 10% Senior Secured Notes") in exchange (the "Ares Senior Note Exchange") for all of the Ares Old Notes, all as more fully set forth herein; and

                  WHEREAS, pursuant to the terms set forth in that certain Lock-Up Agreement, dated as of the date hereof, among the Company and the Management Group (the "Management Group Lock-Up Agreement"), the Company has agreed to issue to the Management Group, and the Management Group has agreed to acquire from the Company, (i) Debt/Equity Securities, (ii) shares of 13.75% Preferred Stock or (iii) the Company's 10% Senior Secured Notes due 2008, in each case in exchange for all of the Old Notes owned by the Management Group and simultaneous with the consummation of the Apollo Debt/Equity Exchange, Apollo Junior Transactions or Apollo Senior Note Exchange (as defined in the Apollo Lock-Up Agreement), respectively, all as more fully set forth therein.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


         1. The Transactions.

                  (a) The Ares Debt/Equity Exchange.

                           (i)Consideration. Subject to the terms and conditions contained herein, if the conditions set forth in Section 5(a) and
         Section 5(b) hereof are satisfied (or waived by the Ares Entities), then the Company shall issue to each Ares Entity that number of Debt/Equity Securities (the "Ares Debt/Equity Securities") set forth opposite such Ares Entity's name in column 2 of Schedule I attached hereto and each Ares Entity shall deliver to the Company in exchange therefor the principal amount of Ares Old Notes set forth opposite such Ares Entity's name in column 3 of Schedule I attached hereto. Any unpaid interest on the Ares Old Notes accrued through the Closing Date (as defined

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         herein) will become immediately due and payable on the first interest payment date provided for in the New Notes.

                           (ii) Terms of the Ares Debt/Equity Securities. The Ares Debt/Equity Securities will be governed by (A) in the case of the New Notes (the "Ares New Notes"), an Indenture in the form attached to the Offering Memorandum (the "New Note Indenture"), (B) in the case of the Junior PIK Notes (the "Ares Junior PIK Notes"), an Indenture in the form attached to the Offering Memorandum (the "Junior PIK Note Indenture") and (C) in the case of the Warrants (the "Ares Warrants"), a Warrant Agreement in the form attached to the Offering Memorandum (the "Warrant Agreement"); in each case as such document may be amended and/or supplemented from time to time.

                  (b) The Ares 10% Senior Note Exchange.

                           (i) Consideration. Subject to the terms and conditions contained herein, if the conditions set forth in Section 5(a) have been satisfied (or waived by the Ares Entities) and if the Senior Note Exchange (as defined in the Offering Memorandum) has been consummated pursuant to the terms set forth in the Offering Memorandum, then the Company shall issue to each Ares Entity the principal amount of Ares 10% Senior Secured Notes set forth opposite such Ares Entity's name in column 2 of Schedule II attached hereto and each Ares Entity shall deliver to the Company in exchange therefor the principal amount of Ares Old Notes set forth opposite such Ares Entity's name in column 3 of Schedule II attached hereto. Any unpaid interest on the Ares Old Notes accrued through the Closing Date will become immediately due and payable on the first interest payment date provided for in the Ares 10% Senior Secured Notes.

                           (ii) Terms of the Ares 10% Senior Secured Notes. The Ares 10% Senior Secured Notes will be governed by an Indenture to be dated the Closing Date (as defined below) (the "10% Senior Secured Note Indenture"). The Company hereby agrees that in the event the Ares Senior Note Exchange is to be consummated, the Company shall take all action necessary to have the 10% Senior Secured Note Indenture and any security agreement related thereto (reasonably acceptable to the Ares Entities) executed and delivered on or prior to the Closing Date.

                  (c) Voting of Ares Old Notes. By executing and delivering this Agreement to the Company, each Ares Entity hereby consents, with respect to the aggregate principal amount of the Ares Old Notes held by such Ares Entity, to each of the Proposed Amendments to the Existing Indenture (each as defined in the Offering Memorandum).

         2. Closing.

                  (a) Closing Date. The consummation of the transactions contemplated hereby (each, a "Closing"), shall occur at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, New York, New York 10112 on the following dates: (i) in the case of the Ares Debt/Equity Exchange, simultaneously with the closing of the Apollo Debt/Equity Exchange or the Apollo Junior Transactions, as the case may be, and (ii) in the case of the Ares Senior Note Exchange,

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simultaneously with the closing of the Senior Note Exchange (as defined in the
Offering Memorandum). For purposes of this Agreement, the date of the Closing provided for in the immediate preceding sentence is hereinafter referred to as the "Closing Date".

                  (b) Company Obligations. At the Closing, the Company will cause to be delivered to the Ares Entities (i) the Ares Debt/Equity Securities through the facilities of The Depository Trust Company ("DTC") or (ii) the Ares 10% Senior Secured Notes, as the case may be. In addition, at the Closing the Company will cause to be delivered to the Ares Entities an executed copy of the Registration Rights Agreement, dated as of the Closing Date, by and among QDI LLC (in the event of consummation of the Ares Debt/Equity Exchange) or alternatively, the Company (in the event of consummation of the Ares Senior Note Exchange), the Ares Entities and the other parties thereto, substantially in the form described in the Offering Memorandum (the "Registration Rights Agreement") and reliance letters addressed to the Ares Entities with respect to those portions of the legal opinions and certificates delivered to Deutsche Bank Securities Inc. (as Dealer Manager for the Debt/Equity Exchange) as the Ares Entities shall reasonably request.

                  (c) Ares Entities' Obligations. At the Closing, the Ares Entities will cause to be delivered to the Company (i) the Ares Old Notes through the facilities of DTC and (ii) an executed copy of the Registration Rights Agreement.

         3. Representations of the Ares Entities.

                  The Ares Entities hereby represent and warrant to the Company as follows:

                  (a) Authorization. Each Ares Entity has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of each Ares Entity, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  (b) No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby by any of the Ares Entities shall (i) violate any law, the result of which would prevent such Ares Entity from consummating the transactions contemplated hereby or (ii) conflict with the organizational documents of any of the Ares Entities or result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract to which such Ares Entity is a party or by which such Ares Entity is bound or to which any of such Ares Entity's assets is subject, the result of which would prevent the consummation of the transactions contemplated hereby.

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                  (c) No Consents. No material permit, authorization, order, consent or approval of or by, or any material notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance by any of the Ares Entities of this Agreement or the consummation by any of the Ares Entities of the transactions contemplated hereby.

                  (d) Access to Information. The Company has made available to the Ares Entities all reports, schedules, forms, statements and other documents filed by the Company with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Ares Entities have received physical delivery of all such documents, records and information which the Ares Entities have requested, and have had adequate opportunity to ask questions of, and receive answers from, the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and all other matters relevant in consummating the transactions contemplated herein.

                  (e) Title to Old Notes. Immediately prior to the Closing, each Ares Entity will have title to the Ares Old Notes being exchanged by such Ares Entity, as applicable, free and clear of all claims, liens, title defects and objections or equities of any kind and nature whatsoever.

                  (f) Investment Representations.

                           (i) Each Ares Entity is the person who exercises full investment discretion with respect to the Ares Old Notes owned by such Ares Entity and the Ares Entities have neither purchased nor sold for their account any Ares Old Notes, as applicable, since the original issuance thereof.

                           (ii) Each Ares Entity is acquiring the Ares 10% Senior Secured Notes or the Ares Debt/Equity Securities, as applicable, for its own account, and not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof in any transaction that would be in violation of the securities laws of the United States, and it has no present intention of selling or otherwise distributing any of such securities in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Ares Entities do not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant participations to such person, firm or corporation with respect to any such securities.

                           (iii) Each Ares Entity understands that none of the Ares 10% Senior Secured Notes or the Ares Debt/Equity Securities (including the Ares Warrants and the Common Stock issuable upon exercise of the Ares Warrants comprising the Ares Debt/Equity Securities), as applicable, acquired hereunder will be registered under the Securities Act on the Closing Date, in part based upon an exemption from registration predicated on the accuracy and completeness of its representations and warranties appearing herein. Each Ares Entity understands and acknowledges that, as a result, it will not be permitted to sell, transfer or assign any of such securities acquired hereunder until such securities are registered, or an exemption from the registration and prospectus delivery requirements of the Securities Act is available.

                           (iv) Each Ares Entity agrees that in no event will it make a disposition of any of the Ares 10% Senior Secured Notes or the Ares Debt/Equity Securities (including the Ares Warrants and the Common Stock issuable upon exercise of the Ares Warrants comprising the Ares Debt/Equity Securities), as applicable, or any interest therein, unless such securities are registered under the Securities Act or unless and until (A) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) it shall have furnished the Company with an opinion of counsel, satisfactory in form and content to the Company, to the effect that (x) such disposition will not require registration of such security under the Securities Act or compliance with applicable state securities laws or
         (y) an exemption from the registration requirements of the Securities Act is available and that all appropriate action necessary for compliance thereunder and under the applicable state securities laws has been taken.

                           (v) Each Ares Entity is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act; does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Ares 10% Senior Secured Notes or the Ares Debt/Equity Securities, as applicable; has the ability to bear the economic risks of its investment for an indefinite period of time; and has had adequate opportunity to ask questions of, and receive answers from, the Company concerning all matters relevant to the transactions contemplated herein.

                  (g) Section 4(2) Exemption. Each Ares Entity acknowledges that the transactions contemplated hereby are intended to be exempt from registration by virtue of Section 4(2) of the Securities Act. Each Ares Entity knows of no reason why such exemption would not be available for the transactions contemplated hereby.

                  (h) Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Ares Entities who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement or the transactions contemplated hereby.

         4. The Company's Representations.

                  The Company hereby represents and warrants to each Ares Entity
(i) with respect to itself and each Guarantor (as defined below) on the date hereof and (ii) in the event of the Ares Debt/Equity Exchange, with respect to QDI LLC on the Closing Date, as follows:

                  (a) Organization, Authority, etc. The Company and each of its subsidiaries which are guarantors of the Old Notes and will become guarantors of the Ares New Notes or the Ares 10% Senior Secured Notes, as applicable (the "Guarantors"), has been duly incorporated or organized, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite corporate or other power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Offering Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (b) Corporate Acts and Proceedings. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized, and all necessary corporate action has been taken to make this Agreement a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  (c) Valid Issuance.

                  The Ares New Notes or the Ares 10% Senior Secured Notes, as applicable, will be in the form contemplated by the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and will conform in all material respects to the description thereof in the Offering Memorandum; the Ares New Notes or the Ares 10% Senior Secured Notes have been duly authorized by QDI LLC or the Company, as applicable, and, when executed by QDI LLC or the Company and authenticated by the trustee in accordance with the provisions of the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and when delivered against receipt of the Ares Old Notes in connection with the consummation of the Ares Debt/Equity Exchange or the Ares Senior Note Exchange, as applicable, in accordance with the terms of the Offering Memorandum, will be duly executed, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against QDI LLC or the Company, as applicable, in accordance with their terms, and will be entitled to the benefits of the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The Ares Junior PIK Notes, when and if issued, will be in the form contemplated by the Junior PIK Note Indenture and will conform in all material respects to the description thereof in the Offering Memorandum; the Ares Junior PIK Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the trustee thereunder in accordance with the provisions of the Junior PIK Note Indenture and, when delivered against receipt of the Ares Old Notes in connection with the consummation of the Ares Debt/Equity

Exchange in accordance with the terms of the Offering Memorandum, will be duly executed, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Junior PIK Note Indenture, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The 10% Senior Secured Note Indenture has been duly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery by the trustee thereunder), will have been duly executed and delivered, and upon consummation of the Ares Senior Note Exchange will constitute a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The New Note Indenture has been duly authorized by QDI LLC and each of the Guarantors and, when executed and delivered by QDI LLC and each of the Guarantors (assuming the due authorization, execution and delivery by the trustee thereunder), will have been duly executed and delivered, and upon consummation of the Ares Debt/Equity Exchange will constitute a valid and binding obligation of QDI LLC and each of the Guarantors, enforceable against QDI LLC and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The Junior PIK Note Indenture has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the trustee under the Junior PIK Note Indenture), will have been duly executed and delivered, and upon consummation of the Ares Debt/Equity Exchange will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The Ares Warrants to be issued pursuant to the Ares Debt/Equity Exchange have been duly authorized by the Company and, when issued and executed by the Company, authenticated by the Warrant Agent under the Warrant Agreement and delivered against receipt of the Ares Old Notes in connection with the consummation of the Ares Debt/Equity Exchange in accordance with the terms of the Offering Memorandum, will be validly issued and will constitute valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Warrant Agent under the Warrant Agreement), will have been duly executed and delivered, and upon consummation of the Ares Debt/Equity Exchange will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  The guarantees of the Ares New Notes or the Ares 10% Senior Secured Notes, as applicable, to be issued by each of the Guarantors have been duly authorized by each Guarantor and, upon the execution, authentication and delivery of the Ares New Notes or the Ares 10% Senior Secured Notes, as applicable, and delivery against receipt of the Ares Old Notes in connection with the consummation of the Ares Debt/Equity Exchange or the Ares Senior Note Exchange, as applicable, in accordance with the terms of the Offering Memorandum, will be duly executed and delivered, will be entitled to the benefits of the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and will constitute valid and binding obligations of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

                  Each of the Security Documents (as defined in the Offering Memorandum) has been duly authorized by the Company and/or each of the Guarantors party thereto and, when executed and delivered by the Company and/or each of such Guarantors (assuming the due authorization, execution and delivery thereof by Credit Suisse First Boston, as collateral agent (the "Collateral Agent")), will have been duly executed and delivered on the Closing Date and will constitute a valid and binding obligation of the Company and/or each of such Guarantors, enforceable against the Company and/or each of such Guarantors in accordance with its terms and, upon filing of financing statements (containing adequate descriptions of the Collateral (as defined in the Offering Memorandum)) or recording of Mortgages (as defined in the Offering Memorandum), or an amendment to existing Mortgages, as appropriate, with the appropriate governmental authorities (including payment of the appropriate filing or recording fees and any applicable taxes) and delivery of the applicable documents to the Collateral Agent in accordance with the provisions of the Security Documents, a valid and perfected Lien (as defined in the Offering Memorandum) on the Collateral consisting of real property and a perfected security interest in the Collateral consisting of personal property on the Closing Date securing obligations of the Company and the Guarantors under the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, which lien and security interest will be superior to and prior to the Liens of all third persons other than the holders of Liens permitted by the applicable Security Document or Permitted Liens under the Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, as further amended to the date hereof (including without limitation pursuant to Amendment No. 5 to the Credit Agreement) (the "Credit Agreement"), among the Company and the other parties thereto, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (3) public policy considerations.

                  The Registration Rights Agreement has been duly authorized by the Company or QDI LLC, as applicable, and each of the Guarantors and, when executed and delivered by the Company or QDI LLC, as applicable, and each of the Guarantors, will have been duly executed and delivered and will constitute a valid and binding obligation of the Company or QDI LLC, as applicable, and each of the Guarantors, enforceable against the Company or QDI LLC, as applicable, and each of the Guarantors in accordance with its terms, except that (i) the enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (3) public policy considerations and (ii) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (d) No Integration, General Solicitation or Advertising. Subject to the accuracy of the Ares Entities' representations and warranties contained in Section 3 hereof, none of the Company or any of the Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent (other than the Dealer Manager for the Debt/Equity Exchange), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Ares Debt/Equity Securities or the Ares 10% Senior Secured Notes, as applicable, in a manner that would require the registration under the Securities Act of the Ares Debt/Equity Securities or the Ares 10% Senior Secured Notes, as applicable, or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Ares Debt/Equity

Securities or the Ares 10% Senior Secured Notes, as applicable, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (e) Exempt Offering. Assuming the accuracy of the Ares Entities' representations and warranties contained in Section 3 hereof, it is not necessary in connection with the offer, exchange and delivery of the Ares Debt/Equity Securities or Ares 10% Senior Secured Notes, as applicable, in the manner contemplated by this Agreement and the Offering Memorandum to register any of the Ares Debt/Equity Securities or Ares 10% Senior Secured Notes, as applicable, under the Securities Act or to qualify the New Note Indenture or 10% Senior Secured Note Indenture under the Trust Indenture Act of 1939, as amended.

                  (f) Brokers. Except as contemplated by the Dealer Manager Agreement to be entered into between the Company and Deutsche Bank Securities Inc., the Company has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of the Company's securities or (ii) the solicitation of tenders or Consents (as defined in the Offering Memorandum) by holders of the Old Notes pursuant to the Debt/Equity Exchange or the Ares Senior Note Exchange.

                  (g) Compliance with Other Instruments. The consummation of the transactions contemplated in this Agreement will not conflict with or constitute or result in a breach or violation of, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Guarantor (other than as created pursuant to the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, the Credit Agreement or the Security Documents) under the terms or provisions of, or constitute a default by the Company or any of the Guarantors under (i) any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or any of the Guarantors is a party or to which the Company or any of the Guarantors is subject, which conflict, breach, violation or default would have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any of the Guarantors or
(iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of the Guarantors or any of their respective properties, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse Effect.

                  (h) No Consents. No material permit, authorization, order, consent or approval of or by, or any material notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company and the Guarantors of the transactions contemplated hereby, except (i) such as have been obtained on or prior to the Closing Date,
(ii) such as may be required under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws in connection with the exchange of the Ares Debt/Equity Securities or the Ares 10% Senior Secured Notes, as applicable,
(iii) such as may be required under the Registration Rights Agreement and (iv) such filings and recordings with governmental authorities as may be required to perfect liens under the Security Documents.

                  (i) None of the Company or any of the Guarantors is now or, after giving effect to the offering and issuance of the Ares Debt/Equity Securities or the Ares 10% Senior Secured Notes, as applicable, and the cancellation of the Ares Old Notes accepted in the Ares Debt/Equity Exchange or the Ares Senior Note Exchange and the consummation of the other transactions contemplated by the Offering Memorandum, will be an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (j) As of the date hereof and as of the Closing Date, the Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Offering Memorandum relating to the Ares Entities in reliance upon information furnished by the Ares Entities.

                  (k) The Company's authorized equity capitalization is as set forth in the Offering Memorandum, and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (l) The audited consolidated financial statements and related notes of the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; and PricewaterhouseCoopers LLP, which has audited the consolidated financial statements as set forth in its reports incorporated by reference in the Offering Memorandum, is an independent public accountant with respect to the Company under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its rulings and interpretations.

         5. Conditions of Ares Entities' Obligations. If any Ares Entity desires to claim that any of the conditions set forth in this Section 5 have not been satisfied, such Ares Entity must deliver a notice (the "Condition Notice") to the Company prior to 5:00 p.m. (New York City time) on the Expiration Date (as defined in the Offering Memorandum). If a Condition Notice is not timely delivered pursuant to the immediately preceding sentence, the Ares Entities shall be deemed to have waived the conditions set forth in this Section 5; provided, however, that notwithstanding the foregoing, the Company shall remain obligated to fully perform all of its covenants herein and shall take all actions necessary to satisfy all of its conditions that are to be satisfied simultaneously with the Closing.

                  (a) Conditions with Respect to All Transactions. The obligation of each of the Ares Entities to consummate any of the transactions set forth in Section 1 hereof is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Ares Entities:

                           (i) Continued Accuracy of the Company's
         Representations and Warranties and Performance of the Company's Covenants. The representations and warranties of the Company contained in Section 4 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date). The covenants of the Company contained herein shall have been fully performed, including, without limitation, those provided for in
         Section 2(b) hereof.

                           (ii) Officer's Certificate. The Company shall have delivered to the Ares Entities a certificate executed by an authorized officer of the Company stating that each of the conditions set forth in this Section 5 applicable to the transaction to be consummated have each been satisfied (including the delivery of any supporting documentation reasonably requested by the Ares Entities).

                  (b) Conditions with Respect to the Ares Debt/Equity Exchange. In addition to the satisfaction of the conditions set forth in Section 5(a) hereof, the obligation of each of the Ares Entities to consummate the Ares Debt/Equity Exchange is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Ares Entities:

                           (i) Closing of Apollo Debt/Equity Exchange. In the event that (A) prior to or on the Expiration Date (as defined in the Offering Memorandum) the $61.3 Million Threshold (as defined in the Offering Memorandum) has been satisfied or waived by the Company and
         (B) prior to 5:00 p.m., New York City time, on May 31, 2002, the $78.3 Million Threshold (as defined in the Offering Memorandum) has not been satisfied, the Apollo Debt/Equity Exchange shall have been consummated pursuant to the terms set forth in the Apollo Lock-Up Agreement.

                           (ii) Closing of Apollo Junior Transactions. In the event that prior to 5:00 p.m., New York City time, on May 31, 2002, the $78.3 Million Threshold (as defined in the Offering Memorandum) has been satisfied or waived by Apollo, the Apollo Junior Transactions shall have been consummated pursuant to the terms set forth in the Apollo Lock-Up Agreement.

         6. Conditions of the Company's Obligations. The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Company:

                  (a) Continued Accuracy of the Ares Entities' Representations and Warranties. The representations and warranties of the Ares Entities contained in Section 3 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

                  (b) Performance of Covenants. The covenants of the Ares Entities contained herein shall have been performed.

         7. Registration Rights.

                  The Ares Entities will have such registration rights (a) with respect to the Ares 10% Senior Secured Notes, as set forth in the Registration Rights Agreement or (b) with respect to the Ares New Notes, as set forth in the Registration Rights Agreement.

         8. Legends.

                  (a) Until a registration statement covering the Ares 10% Senior Secured Notes or the Ares Debt/Equity Securities (including the Common Stock issuable upon exercise of the Ares Warrants comprising such Ares Debt/Equity Securities), if any, is declared effective, all certificates representing such securities which were issued in exchange for the Ares Old Notes hereunder shall bear substantially the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR UPON DELIVERY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO QUALITY DISTRIBUTION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (b) In addition to the legend set forth in Section 8(a) hereof, the Ares 10% Senior Secured Notes, the Ares New Notes and the Ares Warrants (including the Common Stock issuable upon exercise of the Ares Warrants comprising such Ares Debt/Equity Securities), if any, shall also bear substantially the following legend:

                  THIS SECURITY IS ALSO SUBJECT TO, AND HAS THE BENEFIT OF, A REGISTRATION RIGHTS AGREEMENT DATED AS OF [_________] [__], 2002 BETWEEN THE HOLDER AND QUALITY DISTRIBUTION, [INC.][LLC], COPIES OF WHICH ARE ON FILE WITH QUALITY DISTRIBUTION, [INC.][LLC].

                  (c) In addition to the legend set forth in Section 8(a) and
Section 8(b) hereof, the Ares 10% Senior Secured Notes, the Ares New Notes, the Ares Junior PIK Notes and the Ares Warrants (including the Common Stock issuable upon exercise of the Ares Warrants comprising such Ares Debt/Equity Securities), if any, shall also bear any legend required to be placed thereon by DTC or any applicable state corporation, commercial or securities law.

         9. Survival of Representations, Warranties and Agreements. None of the representations, warranties and covenants contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

         10. Termination; Effect of Termination.

                  (a) Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement and the transactions contemplated herein may, by written notice given at any time prior to the Closing, be terminated:

                           (i) by either the Company, on the one hand, or any of the Ares Entities (with respect to itself only), on the other hand, upon their mutual written consent;

                           (ii) by either the Company, on the one hand, or any of the Ares Entities (with respect to itself only), on the other hand, without liability to the terminating party or parties on account of such termination if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to fully comply with its obligations hereunder) on or before June 30, 2002; or

                           (iii) by any of the Ares Entities (with respect to itself only), if the Company has amended the terms of the Offering Memorandum as in effect as of the date hereof in a manner that adversely affects the aggregate value of the Ares Debt/Equity Securities or the Ares 10% Senior Secured Notes to be received by the Ares Entities pursuant to the terms of this Agreement.

                  (b) Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 10(a) of this Agreement, this Agreement (other than Section 11(b) (Expenses), Section 11(c) (Notices), Section 11(d) (Confidentiality), Section 11(h) (Choice of Law), Section 11(k) (Jurisdiction) and Section 11(m) (Waiver of Jury Trial) which shall remain in full force and effect) shall forthwith become null and void and no party hereto (or any of their respective representatives) shall have any liability or further obligation to any other party hereto, except as provided in this Section 10(b); provided, however, that if this Agreement is terminated by a party because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to fully comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired.

         11. Miscellaneous.

                  (a) Amendment. This Agreement and any provision hereof may only be changed, waived, discharged or terminated upon the written consent of each of the parties hereto; provided, however, that if the number, composition or terms of the Debt/Equity Securities offered on the date hereof in the Debt/Equity Exchange are revised, then the number of Ares Debt/Equity Securities to be delivered to the Ares Entities pursuant to Schedule I attached hereto shall be deemed to be automatically amended to reflect such change(s), without any action by the parties hereto.

                  (b) Expenses. Whether or not the transactions contemplated hereby are consummated, each of the Company and the Ares Entities shall pay their own expenses incurred in connection with the transactions contemplated hereby; provided, however, if the transactions contemplated hereby are consummated, the Company shall reimburse the Ares Entities for their reasonable out-of-pocket legal expenses incurred in connection with the transactions contemplated hereby upon the receipt by the Company of reasonable documentation detailing such legal expenses.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier, telex, facsimile, telecopier, or similar writing:

                        (i) if to any Ares Entity, to such Ares Entity at:

                               1999 Avenue of the Stars
                               Suite 1900
                               Los Angeles, California  90007
                               Attention: David Sachs
                               Telephone: (310) 201-4176
                               Facsimile: (310) 201-4170

                        (ii) If to the Company, to:

                            Quality Distribution, Inc.
                            3802 Corporex Park Drive
                            Tampa, Florida  33619
                            Attention: Chief Executive Officer and President
                            Telephone: (800) 282-2031
                            Facsimile: (813) 630-9637

                            with a copy to:

                            O'Sullivan LLP
                            30 Rockefeller Plaza
                            New York, New York  10112
                            Attention: Stewart A. Kagan
                            Telephone: (212) 408-2442
                            Facsimile: (212) 408-2420

                           (iii) All such notices and communications shall be deemed to have been duly given: (A) when delivered by hand, if personally delivered; (B) five (5) business days after being deposited in the mail, postage prepaid, if mailed; (C) one (1) business day after being timely dispatched postage prepaid, if by same-day or next-day courier; (D) when answered back, if telexed; (E) when receipt acknowledged, if sent by facsimile transmission and (F) if given by any other means, when delivered at the addresses referred to in this
         Section 11(c). Any of the above addresses may be changed by notice made in accordance with this Section 11(c).

                  (d) Confidentiality. Notwithstanding anything herein to the contrary, each Ares Entity shall, and shall cause its respective representatives to, maintain in confidence and not use to the detriment of the Company any written, oral or other information relating to the Company or to the business of the Company obtained from the Company or any of its representatives, except to the extent (i) any such information is or becomes generally available to the public other than as a result of disclosure by any of the Ares Entities or any of their respective representatives, (ii) any such information is required to be disclosed by a court or governmental entity of competent jurisdiction or (iii) that use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein, and each Ares Entity shall instruct its representatives having access to such information of such obligation of confidentiality.

                  (e) No Disposition. Each of the Ares Entities agrees not to, and to cause any investment banker, attorney or other adviser or representative of any of the Ares Entities not to, directly or indirectly (i) sell, transfer, pledge or otherwise dispose of, or enter into any arrangement with respect to the sale, transfer, pledge or other disposition of the Ares Old Notes, other than any pledge of the Ares Old Notes existing as of the date hereof or (ii) grant any proxies with respect to any Ares Old Notes, deposit any Ares Old Notes into a voting trust or enter into a voting or option agreement with respect to any Ares Old Notes.

                  (f) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

                  (g) Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  (h) Choice of Law. The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

                  (i) Entire Agreement. This Agreement, the Apollo Lock-Up Agreement, the Management Group Lock-Up Agreement and the Offering Memorandum (including the exhibits and schedules attached to each such document) contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof, including, without limitation, that certain Commitment Letter, dated as of January 29, 2002 between the Ares Entities and the Company.

                  (j) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                  (k) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11(c) hereof shall be deemed effective service of process on such party.

                  (l) No Implied Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (m) Waiver of Jury Trial.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (n) Further Assurances. Each Ares Entity agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as may be reasonably requested in connection with the administration and enforcement of this Agreement and to permit the exercise thereof in compliance with any applicable law, including without limitation the execution and delivery of any additional consents in connection with approval of the proposed amendments to the Existing Indenture pursuant to Section 1(c) hereof, as may be reasonably requested by the Company.

                  (o) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                               QUALITY DISTRIBUTION, INC.

                               /s/ Thomas L. Finkbiner
                               -------------------------------------------------
                               Name:
                               Title:


                               ARES LEVERAGED INVESTMENT FUND, L.P.
                               By: Ares Management, L.P., its general partner



                               /s/ Seth J. Brufsky
                               -------------------------------------------------
                               Name:
                               Title:


                               ARES LEVERAGED INVESTMENT FUND II, L.P.
                               By: Ares Management II, L.P., its general partner



                               /s/ Seth J. Brufsky
                               -------------------------------------------------
                               Name:
                               Title:

                                   SCHEDULE I

                            ARES DEBT/EQUITY EXCHANGE

                                    Ares Debt/Equity Securities to be Received (2)       Aggregate Principal Amount of
                                                                                                 Ares Old Notes
                                                                                              To Be Surrendered (3)
                            ---------------------- ---------------------- -------------- -----------------------------
ARES Entity (1)                                     Aggregate Principal      Number of       Fixed        FIRSTS
-------------------------    Aggregate Principal           Amount of         Warrants      Rate Notes
                             Amount of New Notes     Junior PIK Notes
                            ---------------------- ---------------------- -------------- ------------- ---------------
ARES Leveraged Investment         $8,125,000            $1,875,000            19,875      $7,500,000    $5,000,000
Fund, L.P.

ARES Leveraged Investment         $6,500,000            $1,500,000            15,900     $10,000,000
Fund, II, L.P.
                            ---------------------- ---------------------- -------------- ------------- ---------------

Total                            $14,625,000            $3,375,000            35,775     $17,500,000    $5,000,000
                           ======================= ====================== ============== ============= ===============

                                           SCHEDULE II
                                    ARES SENIOR NOTE EXCHANGE

                                                          Aggregate Principal Amount of
                                                                 Ares Old Notes
                                                              To Be Surrendered (3)
                                                        --------------------------------
                                   Aggregate Principal     Fixed              FIRSTS
                                      Amount of 10%     Rate Notes
                                         Senior
ARES Entity (1)                     Secured Notes (2)
                                   -------------------- -------------- -----------------
ARES Leveraged Investment Fund,             $12,500,000    $7,500,000         $5,000,000
L.P.

ARES Leveraged Investment Fund II,          $10,000,000   $10,000,000
L.P.
                                   -------------------- -------------- -----------------
Total                                       $22,500,000   $17,500,000         $5,000,000
                                   ==================== ============== =================

                                             AMENDMENT NO. 1, dated as of May
                                    30, 2002 (this "Amendment No. 1"), to the
                                    Lock-Up Agreement, entered into as of April
                                    10, 2002 (the "Lock-Up Agreement"), among
                                    ARES LEVERAGED INVESTMENT FUND, L.P. and
                                    ARES LEVERAGED INVESTMENT FUND II, L.P.
                                    (collectively, the "Ares Entities") and
                                    QUALITY DISTRIBUTION, INC., a Florida
                                    corporation (the "Company").


                                    RECITALS

                  The Company and the Ares Entities agree to certain amendments to the Lock-Up Agreement, on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Lock-Up Agreement are used herein as defined therein.

         Section 2. Amendment to the Lock-Up Agreement.

                  2.1. Section 2(b) of the Lock-Up Agreement is hereby amended in its entirety to read as follows:

                  "Company Obligations. At the Closing, the Company will cause to be delivered to the Ares Entities (i) the Ares Debt/Equity Securities through the facilities of The Depository Trust Company ("DTC") or (ii) the Ares 10% Senior Secured Notes, as the case may be. In addition, at the Closing the Company will cause to be delivered to the Ares Entities an executed copy of the Registration Rights Agreement, dated as of the Closing Date, by and among QDI LLC (in the event of consummation of the Ares Debt/Equity Exchange) or alternatively, the Company (in the event of consummation of the Ares Senior Note Exchange) and The Bank of New York, substantially in the form described in the Offering Memorandum (the "Registration Rights Agreement") and reliance letters addressed to the Ares Entities with respect to those portions of the legal opinions and certificates delivered to Deutsche Bank Securities Inc. (as Dealer Manager for the Debt/Equity Exchange) as the Ares Entities shall reasonably request."

                  2.2. Section 7(b) of the Lock-Up Agreement is hereby amended in its entirety to read as follows:

                  "In addition to the legend set forth in Section 8(a) hereof, the Ares 10% Senior Secured Notes, the Ares New Notes and the Ares Warrants (including the Common Stock issuable upon exercise of the Ares Warrants comprising such Ares Debt/Equity Securities), if any, shall also bear substantially the following legend:

                  THIS SECURITY IS ALSO SUBJECT TO, AND HAS THE BENEFIT OF, A REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 30, 2002 BETWEEN QUALITY DISTRIBUTION, LLC AND THE BANK OF NEW YORK, COPIES OF WHICH ARE ON FILE WITH QUALITY DISTRIBUTION, LLC."

                  2.3. Effectiveness. This Amendment No. 1 shall become effective as of the date hereof (the "Effective Date"). By executing this Amendment No. 1, the Ares Entities acknowledge that they will have such registration rights with respect to the Ares New Notes or the Ares 10% Senior Secured Notes, as applicable, as are granted to the other holders of New Notes or the Company's 10% Senior Secured Notes, as applicable.

         Section 3. References to the Lock-Up Agreement. From and after the Effective Date, all references in the Lock-Up Agreement and any other documents to the Lock-Up Agreement shall be deemed to be references to the Lock-Up Agreement after giving effect to this Amendment No. 1.

         Section 4. No Other Amendments. Except as expressly set forth herein, the Lock-Up Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed (i) to be a waiver, amendment, modification or other change of any term, condition or provision of the Lock-Up Agreement or any other document (or a consent to any such waiver, amendment, modification or other change), (ii) to be a consent to any transaction or (iii) to prejudice any right or rights which the Company or the Ares Entities may have under the Lock-Up Agreement and/or any other document.

         Section 5. Further Assurances. The parties hereto agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as may be reasonably requested in connection with the administration and enforcement of this Amendment No. 1 and to permit the exercise thereof in compliance with any applicable law.

         Section 6. Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment No. 1 shall be delivered in accordance with the notice provisions contained in the Lock-Up Agreement.

         Section 7. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment No. 1.

         Section 8. Counterparts. This Amendment No. 1 may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterpart signatures to this Amendment No. 1 shall be acceptable and binding.

         Section 9. Applicable Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF

THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                               COMPANY:

                               QUALITY DISTRIBUTION, INC.



                               /s/ Thomas Finkbiner
                               -------------------------------------------------
                               Name:
                               Title:

                               ARES ENTITIES:

                               ARES LEVERAGED INVESTMENT FUND, L.P.
                               By: Ares Management, L.P., its general partner



                               /s/ Seth J. Brufsky
                               -------------------------------------------------
                               Name:
                               Title:


                               ARES LEVERAGED INVESTMENT FUND II, L.P.
                               By: Ares Management II, L.P., its general partner



                               /s/ Seth J. Brufsky
                               -------------------------------------------------
                               Name:
                               Title: